Prospectus supplement dated July 24, 2013
to the following prospectus(es):
America's marketFLEX® Advisor Annuity, America's marketFLEX® Annuity, and
America's marketFLEX® II Annuity dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On June 5, 2013, the Board of Trustees of Rydex Variable Trust approved the liquidation of the funds listed below effective on or about September 6, 2013. Effective September 6, 2013, these underlying mutual funds will no longer be available to receive transfers or new purchase payments.
Any account value allocated to these funds at close of business on September 6, 2013 will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II.
Liquidated Fund:	Fund distributed to if no election is made by the Contract Owner:
Guggenheim Variable Fund - DWA Flexible Allocation	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
Guggenheim Variable Fund - DWA Sector Rotation	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
Guggenheim Variable Fund - All-Asset Conservative Strategy	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
Guggenheim Variable Fund - All-Asset Moderate Strategy	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
Guggenheim Variable Fund - All-Asset Aggressive Strategy	Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class II
PROS-0230
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